UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

INDEPENDENT BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number 000-59120

Florida	59-2869407
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

60 Southwest 17th Street Post Office Box 2900 Ocala, Florida	34478-2900
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (352) 622-2377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Dennis M. Clarke informed Independent BancShares, Inc. (“the Company”) on May 30, 2008, that he is resigning from his position as Chief Financial Officer (Principal Financial Officer) effective June 13, 2008. Mr. Clarke will remain available to the Company on a transitional basis until August 15, 2008. The Company has begun a search for an appropriate replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2008

INDEPENDENT BANCSHARES, INC.

BY:	/s/ Mark A. Imes
Mark A. Imes President and Chief Executive Officer

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